Exhibit 32.2


                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly report of Xynergy Corporation (the Company) on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Raquel Zepeda, Chief Executive Officer, Chairman and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:


      1. The report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


     Dated: January 6, 2005               By: /s/ Raquel Zepeda
                                          ------------------------------------
                                          Chief Executive Officer, Chairman and
                                          Director